UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:          June 11, 2009
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (A Wisconsin Corporation) 130 East Randolph Drive Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 11, 2009, Integrys Energy Group, Inc. (the “Company”) issued $155,000,000 aggregate principal amount of its Senior Notes, consisting of $100,000,000 principal amount of its 7.27% Senior Notes Due June 1, 2014 and $55,000,000 principal amount of its 8.00% Senior Notes Due June 1, 2016, (the “Senior Notes”) in a private placement through Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and UBS Securities LLC.  In connection with the offering of the Senior Notes, final versions of the following are filed herewith, which created the Senior Notes:  (1) the Third Supplemental Indenture, dated June 1, 2009, by and between the Company and U.S. Bank National Association, as trustee; and (2) the Fourth Supplemental Indenture, dated June 1, 2009, by and between the Company and U.S. Bank National Association, as trustee.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Not applicable

	(d)	Exhibits. The following exhibits are being filed herewith:

		(4.1)	Third Supplemental Indenture, dated as of June 1, 2009, by and between Integrys Energy Group, Inc. and U.S. Bank National Association (successor to Firstar Bank, National Association)

		(4.2)	Fourth Supplemental Indenture, dated as of June 1, 2009, by and between Integrys Energy Group, Inc. and U.S. Bank National Association (successor to Firstar Bank, National Association)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC. By: /s/ Barth J. Wolf Barth J. Wolf Vice President, Chief Legal Officer and Secretary

Date: June 17, 2009

INTEGRYS ENERGY GROUP, INC.

Exhibit Index to Form 8-K
Dated June 11, 2009

Exhibit Number
(4.1)	Third Supplemental Indenture, dated as of June 1, 2009, by and between Integrys Energy Group, Inc. and U.S. Bank National Association (successor to Firstar Bank, National Association).

(4.2)	Fourth Supplemental Indenture, dated as of June 1, 2009, by and between Integrys Energy Group, Inc. and U.S. Bank National Association (successor to Firstar Bank, National Association).